CSFB 05-10

Group 9

Pay rules

1.

Pay according to the Aggregate PAC A schedule as follows:

a.

Pay according to the Aggregate PAC B schedule as follows:

i.

Pay pro-rata to the 9P1-9P5 until retired

b.

Pay the 9P6 until retired

c.

Pay disregarding the Aggregate PAC B schedule as follows:

i.

Pay pro-rata to the 9P1-9P5 until retired

d.

Pay the 9P7 until retired

e.

Pay the 9P8 until retired

2.

Pay the 9C1 until retired

3.

Pay disregarding the Aggregate PAC A schedule as follows:

a.

Pay according to the Aggregate PAC B schedule as follows:

i.

Pay pro-rata to the 9P1-9P5 until retired

b.

Pay the 9P6 until retired

c.

Pay disregarding the Aggregate PAC B schedule as follows:

i.

Pay pro-rata to the 9P1-9P5 until retired

d.

Pay the 9P7 until retired

e.

Pay the 9P8 until retired

Notes

Pxing Speed = 300 PSA

Settlement = 10/31/05